Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for Quarter Ended:

The following table sets forth net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

	March 31,	April 1,
(in thousands)	2007 (a)	2006

Chicken Sales:
United States
Prepared Foods:
Foodservice	$489,046	$381,498
Retail	$134,205	$72,607
Total Prepared Foods	$623,251	$454,105

Fresh Chicken:
Foodservice	$632,163	$339,294
Retail	$286,679	$118,227
Total Fresh Chicken	$918,841	$457,521
Export and Other
Export:
Prepared Foods	$19,555	$15,601
Chicken	$116,398	$53,525
Total Export	$135,953	$69,126
Other Chicken By Products	$5,417	$4,456
Total Export and Other	$141,370	$73,581
Total U.S. Chicken	$1,683,462	$985,207

Mexico:	$111,046	$104,031
Total Chicken Sales	$1,794,508	$1,089,238

Total Prepared Foods	642,806	469,706

Turkey Sales:
Prepared Foods:
Foodservice	$321	$6,330
Retail	$111	$4,500
Total Prepared Foods	$432	$10,830

Fresh Turkey:
Foodservice	$3,987	$969
Retail	$6,846	$4,857
Total Fresh Turkey	$10,833	$5,826
Export and Other
Export:
Prepared Foods	$74	$93
Turkey	$754	$208
Total Export	$828	$301
Other Turkey By Products	$163	$158
Total Export and Other	$991	$459
Total Turkey Sales	$12,256	$17,115

Total Prepared Foods	$506	$10,923

Sale of Other Products
U.S.	$183,195	$154,083
Mexico	$4,006	$5,272
Total Other Products	$187,201	$159,355
Total Net Sales	$1,993,965	$1,265,709

	March 31,	April 1,
	2007 (c)	2006

Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	29.0%	38.7%
Retail	8.0%	7.4%
Total Prepared Foods	37.0%	46.1%

Fresh Chicken:
Foodservice	37.6%	34.4%
Retail	17.0%	12.0%
Total Fresh Chicken	54.6%	46.4%
Export and Other
Export:
Prepared Foods	1.2%	1.6%
Chicken	6.9%	5.4%
Total Export	8.1%	7.0%
Other Chicken By Products	0.3%	0.5%
Export and Other	8.4%	7.5%
Total U.S. Chicken	100.0%	100.0%

Turkey Sales:
U.S. Turkey Sales:
Prepared Foods:
Foodservice	2.6%	37.0%
Retail	0.9%	26.3%
Total Prepared Foods	3.5%	63.3%

Fresh Turkey:
Foodservice	32.5%	5.7%
Retail	55.9%	28.4%
Total Fresh Turkey	88.4%	34.0%
Export and Other
Export:
Prepared Foods	0.6%	0.5%
Turkey	6.2%	1.2%
Total Export	6.8%	1.8%
Other Turkey By Products	1.3%	0.9%
Export and Other	8.1%	2.7%
Total U.S. Turkey	100.0%	100.0%

(a) The acquisition of Gold Kist, Inc. occurred on December 27, 2006 and has been accounted for as a purchase, however the results of operations for this acquisition were not included in our consolidated results of operations until the second fiscal quarter beginning December 31, 2006.

Pilgrim's Pride Corporation Selected Financial Data for quarter ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	3/31/2007 (a)	04/01/06
(in thousands)
Income Statement Data:
Net sales	$1,993,965	$1,265,709
Non-recurring recoveries	-	-
Turkey restructuring and related costs	-
Gross margin	83,942	37,201
Selling, general and administrative expenses	95,641	75,137
Operating income (loss)	(11,699)	(37,936)
Interest expense, net	37,611	10,057
Loss on early extinguishment of debt	14,475
Miscellaneous, net	(3,668)	(892)
Income (loss) before income taxes and extraordinary charge	(60,117)	(47,101)
Income tax expense (benefit)	(20,040)	(15,147)
Income (loss) before extraordinary charge	(40,077)	(31,954)
Extraordinary charge - net of tax	-	-
Net income (loss)	$(40,077)	$(31,954)

Per Common Share Data:
Income (loss) before extraordinary charge	$(0.60)	$(0.48)
Extraordinary charge - early repayment of debt	-	-
Net Income (loss)	$(0.60)	$(0.48)
Cash dividends	$0.023	$0.023
Book value	$16.06	$17.17

Balance Sheet Summary:
Working capital	$724,972	$402,201
Total assets	$4,146,997	$2,392,463
Notes payable and current maturities of long-term debt	$8,253	$8,211
Long-term debt, less current maturities	$1,789,518	$486,903
Total debt	$1,797,771	$495,114
Senior secured debt (included in Total Debt)	$-	$-
Total stockholders' equity	$1,068,848	$1,147,355

Cash Flow Summary:
Operating cash flow	$(140,579)	$(54,103)
Depreciation & amortization (b)	$54,976	$34,744
Capital expenditures	$55,099	$30,654
Business acquisitions	$(1,072,263)	$-
Financing activities, net	$1,078,423	$(90,112)

Cashflow Ratios:
EBITDA (c)	$31,360	$(3,276)
EBITDA (last four qtrs.)	$126,641	$396,921

Key Indicators (as a percentage of net sales):
Gross margin	4.2%	2.9%
Selling, general and administrative expenses	4.8%	5.9%
Opertaing income (loss)	-0.6%	-3.0%
Interest expense, net	1.9%	0.8%
Net income (loss)	-2.0%	-2.5%

(a) The acquisition of Gold Kist, Inc. occurred on December 27, 2006 and has been accounted for as a purchase, however the results of operations for this acquisition were not included in our consolidated results of operations until the second fiscal quarter beginning December 31, 2006.

(b) Includes amortization of capitalized financing costs of approximately	$1,110	976

(c) “EBITDA” is defined as the sum of net income (loss) before extraordinary charges, interest, taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies. EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles. EBITDA is calculated as follows:

Net Income	$(40,077)	$(31,954)
Add:
Extraordinary charge-net of tax	-	-
Income Tax Expense (benefit)	(20,040)	(15,147)
Interest expense, net	37,611	10,057
Depreciation and amortization	54,976	34,744
Minus:
Amortization of capitalized financing costs	1,110	976
EBITDA	$31,360	($3,276)

Pilgrim's Pride Corporation
Sales Segments
for Quarters Ended:

Our chicken segment and our sales of other product segment include sales of products that we produce and purchase for resale in the United States and Mexico. Both of these segments conduct separate operations in the United States and Mexico and are reported as two seprarate geographical areas. Our turkey segment includes sales of turkey products produced and purchased for resale. Our turkey operations are exclusively in the United States.

Inter-area sales and inter-segment sales, which are not material, are accounted for at prices comparable to normal trade customer sales. Fixed assets by segment and geographic area are those assets which are used in our operations in each segment or area. Corporate assets are included with chicken and other products. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

(in thousands)	3/31/2007 (a)	4/1/2006
Net Sales to Customers:
Chicken:
United States	$1,683,463	$985,208
Mexico	111,046	104,031
Sub-total	1,794,509	1,089,239
Turkey	12,256	17,115
Other Products:
United States	183,194	154,083
Mexico	4,006	5,272
Sub-total	187,200	159,355
Total	$1,993,965	$1,265,709

Operating Income:
Chicken:
United States	$(4,148)	$(37,716)
Mexico	(12,605)	1,844
Sub-total	(16,753)	(35,872)
Turkey	261	(6,716)
Other Products:
United States	4,273	4,314
Mexico	520	338
Sub-total	4,793	4,652
Non-recurring recoveries	-	-
Total	$(11,699)	$(37,936)

Depreciation and Amortization: (b)
Chicken:
United States	$49,046	$28,717
Mexico	2,746	3,125
Sub-total	51,792	31,842
Turkey	401	772
Other Products:
United States	2,729	2,090
Mexico	54	40
Sub-total	2,783	2,130
Total	$54,976	$34,744

Total Assets:
Chicken:
United States	$3,623,780	$1,926,813
Mexico	353,765	289,352
Sub-total	3,977,545	2,216,165
Turkey	55,292	77,850
Other Products:
United States	111,891	96,576
Mexico	2,269	1,872
Sub-total	114,160	98,448
Total	$4,146,997	$2,392,463

Capital Expenditures:
Chicken:
United States	$53,896	$28,126
Mexico	$372	$966
Sub-total	54,268	29,092
Turkey	$163	$60
Other Products:
United States	668	1,472
Mexico	2	29
Sub-total	670	1,501
Total	$55,101	$30,653

(a) The acquisition of Gold Kist, Inc. occurred on December 27, 2006 and has been accounted for as a purchase, however the results of operations for this acquisition were not included in our consolidated results of operations until the second fiscal quarter beginning December 31, 2006.

(b) Includes amortization of capitalized financing costs of approximately	$1,110	$976

Pilgrim's Pride Corporation
Statistical Management Discussion and Analysis
for quarters ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

($ in thousands )	3/31/2007 (a )	04/01/06
U.S. Chicken

U.S. Chicken Sales (000's)	$1,683,463	$985,208
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.8037	$0.6991
U.S. Chicken Sales divided by U.S.Chicken Pounds Sold	$0.8926	$0.8052

U.S. Chicken Net Pounds Produced (000's)	2,094,765	1,409,153
U.S. Chicken Pounds Sold (000's)	1,885,969	1,223,491

U.S. Chicken Operating Income (000's)	(4,147)	(37,716)
U.S. Chicken Operating Income as a percent of U.S. Chicken Sales	-0.25%	-3.83%

Turkey

U.S. Turkey Sales (000's)	12,256	17,115
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$0.3510	$0.4673
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.7987	$1.0784

U.S. Turkey Operating Income (000's)	261	(6,716)
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	2.13%	-39.24%

U.S. Turkey Net Pounds Produced (000's)	34,919	36,628
U.S. Turkey Pounds Sold (000's)	15,344	15,871

U.S. Other

U.S. Other Sales	183,194	154,083

U.S. Other Operating Income	4,273	4,314
U.S. Distribution and Other Operating Income as a percent of U.S. Distribution Sales	2.33%	2.80%

U.S. Summary

U.S. Sales (000's)	1,878,913	1,156,406
U.S. Cost of Sales (000's)	1,790,517	1,126,425
U.S. Gross Margin (000's)	88,396	29,981
U.S. Gross Margin as a percent of U.S. Sales	4.70%	2.59%

U.S. Selling, General and Administrative Expenses (000's)	88,009	69,393
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	4.68%	6.00%

Restructuring and Related Charges - Turkey	-	706

U.S. Operating Income (000's)	387	(40,118)
U.S. Operating Income as a percent of U.S. Sales	0.02%	-3.47%

Mexico Chicken

Mexico Chicken Sales (000's)	111,046	104,031
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.6757	$0.6539
Mexico Chicken Sales divided by Mexico Chicken Pounds Sold	$0.6619	$0.6304

Mexico Net Pounds Produced (000's)	164,337	159,098
Mexico Net Pounds Sold (000's)	167,781	165,012

Mexico Other

Mexico Other Sales (000's)	4,006	5,272

Mexico Summary

Mexico Sales (000's)	115,052	109,303
Mexico Cost of Sales (000's)	119,505	101,377
Mexico Gross Margin (000's)	(4,453)	7,926
Mexico Gross Margin as a percent of Mexico Sales	-3.9%	7.3%

Mexico Selling, General and Administrative Expenses (000's)	7,632	5,744
Mexico Selling, General and Administrative Expenses as a percent of Mexico Sales	6.6%	5.3%

Mexico Operating Income (000's)	(12,085)	2,182
Mexico Operating Income as a percent of Mexico Sales	-10.5%	2.0%

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000's)	1,794,509	1,089,239
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.7943	$0.6946
Chicken Sales from all divisions divided by Chicken Pounds Sold from all Divisions	$0.8738	$0.7845

Chicken Net Pounds Produced from all Divisions (000's)	2,259,102	1,568,251
Chicken Pounds Sold from all Divisions (000's)	2,053,750	1,388,503

Turkey Operations:
U.S. Turkey Sales (000's)	12,256	17,115
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$0.3510	$0.4673
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.7987	$1.0784

U.S. Turkey Net Pounds Produced (000's)	34,919	36,628
U.S. Turkey Pounds Sold (000's)	15,344	15,871

Other Operations:
Other Sales (000's)	187,200	159,355

Totals All Operations:
Total Net Sales (000's)	1,993,965	1,265,709
Total Cost of Sales (000's)	1,910,022	1,227,802
Gross Margin from all operations (000's)	83,943	37,907
Gross Margin from all operations as a percent of Total Net Sales	4.21%	2.99%

Total Selling, General and Administrative Expenses (000's)	95,641	75,137
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	4.80%	5.94%

Restructuring and Related Charges - Turkey	-	706
Insurance Proceeds - Turkey	-	-

Operating Income from all operations (000's)	(11,698)	(37,936)
Operating Income from all operations as a percent of Total Net Sales	-0.59%	-3.00%

(a) The acquisition of Gold Kist, Inc. occurred on December 27, 2006 and has been accounted for as a purchase, however the results of operations for this acquisition were not included in our consolidated results of operations until the second fiscal quarter beginning December 31, 2006.

Pilgrim's Pride Corporation
Proforma Statistical Management Discussion and Analysis (a)
for quarters ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

($ in thousands )
	12/30/06	04/01/06	12/31/05
U.S. Chicken

U.S. Chicken Sales (000's)	$1,545,876	$1,499,293	$1,563,146
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.7003	$0.6810	$0.7031
U.S. Chicken Sales divided by U.S.Chicken Pounds Sold	$0.7964	$0.7762	$0.8304

U.S. Chicken Net Pounds Produced (000's)	2,207,351	2,201,483	2,223,235
U.S. Chicken Pounds Sold (000's)	1,941,101	1,931,484	1,882,405

U.S. Chicken Operating Income (000's) (g)	(42,508)	(74,850)	49,957
U.S. Chicken Operating Income as a percent of U.S. Chicken Sales	-2.75%	-4.99%	3.20%

Turkey

U.S. Turkey Sales (000's)	52,418	17,222	62,749
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$1.4202	$0.4702	$1.6512
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.8277	$1.0676	$0.9419

U.S. Turkey Operating Income (000's)	2,506	(6,716)	(5,642)
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	4.78%	-39.00%	-8.99%

U.S. Turkey Net Pounds Produced (000's)	36,910	36,628	38,003
U.S. Turkey Pounds Sold (000's)	63,331	16,132	66,621

U.S. Other

U.S. Other Sales	141,290	169,431	164,846

U.S. Other Operating Income (g)	4,769	5,008	5,182
U.S. Distribution and Other Operating Income as a percent of U.S. Distribution Sales	3.38%	3.0%	3.1%

U.S. Summary

U.S. Sales (000's)	1,739,584	1,685,946	1,790,741
U.S. Cost of Sales (000's)	1,686,227	1,668,591	1,651,051
U.S. Gross Margin (000's)	53,357	17,355	139,690
U.S. Gross Margin as a percent of U.S. Sales	3.07%	1.03%	7.80%

U.S. Selling, General and Administrative Expenses (000's)	88,590	93,207	90,193
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	5.09%	5.53%	5.04%

Restructuring and Related Charges - Turkey	-	706	-

U.S. Operating Income (000's)	(35,233)	(76,558)	49,497
U.S. Operating Income as a percent of U.S. Sales	-2.03%	-4.54%	2.76%

Mexico Chicken

Mexico Chicken Sales (000's)	122,909	104,031	92,403
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.7014	$0.6539	$0.5400
Mexico Chicken Sales divided by Mexico Chicken Pounds Sold	$0.6675	$0.6304	$0.5280

Mexico Net Pounds Produced (000's)	175,234	159,098	171,107
Mexico Net Pounds Sold (000's)	184,122	165,012	175,003

Mexico Other

Mexico Other Sales (000's)	2,449	5,272	1,809

Mexico Summary

Mexico Sales (000's)	125,358	109,303	94,212
Mexico Cost of Sales (000's)	115,149	101,377	92,879
Mexico Gross Margin (000's)	10,209	7,926	1,333
Mexico Gross Margin as a percent of Mexico Sales	8.1%	7.3%	1.4%

Mexico Selling, General and Administrative Expenses (000's)	8,313	5,744	7,945
Mexico Selling, General and Administrative Expenses as a percent of Mexico Sales	6.6%	5.3%	8.4%

Mexico Operating Income (000's)	1,896	2,182	(6,612)
Mexico Operating Income as a percent of Mexico Sales	1.5%	2.0%	-7.0%

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000's)	1,668,785	1,603,324	1,655,549
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.7004	$0.6792	$0.6914
Chicken Sales from all divisions divided by Chicken Pounds Sold from all Divisions	$0.7852	$0.7648	$0.8047

Chicken Net Pounds Produced from all Divisions (000's)	2,382,585	2,360,581	2,394,342
Chicken Pounds Sold from all Divisions (000's)	2,125,223	2,096,496	2,057,408

Turkey Operations:
U.S. Turkey Sales (000's)	52,418	17,222	62,749
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$1.4202	$0.4702	$1.6512
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.8277	$1.0676	$0.9419

U.S. Turkey Net Pounds Produced (000's)	36,910	36,628	38,003
U.S. Turkey Pounds Sold (000's)	63,331	16,132	66,621

Other Operations:
Other Sales (000's)	143,739	174,703	166,655

Totals All Operations:
Total Net Sales (000's)	1,864,942	1,795,249	1,884,953
Total Cost of Sales (000's)	1,801,376	1,769,968	1,743,930
Gross Margin from all operations (000's)	63,566	25,281	141,023
Gross Margin from all operations as a percent of Total Net Sales	3.41%	1.41%	7.48%

Total Selling, General and Administrative Expenses (000's)	96,903	98,951	98,138
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	5.20%	5.51%	5.21%

Restructuring and Related Charges - Turkey	-	706	-

Operating Income from all operations (000's)	(33,337)	(74,376)	42,885
Operating Income from all operations as a percent of Total Net Sales	-1.79%	-4.14%	2.28%

(a) The acquisition of Gold Kist, Inc. occurred on December 27, 2006 and has been accounted for as a purchase, however the results of operations for this acquisition were not included in our consolidated results of operations until the second fiscal quarter beginning December 31, 2006.